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Exhibit 10.3

ARES COMMERCIAL REAL ESTATE CORPORATION

2012 EQUITY INCENTIVE PLAN

1.
PURPOSE.    The Plan is intended to provide equity-based incentives to outside directors, officers, advisors, consultants, and key personnel of the Company and the other Participating Companies, and to the Manager and others expected to provide bona fide services to the Company and the other Participating Companies to encourage a proprietary interest in the Company, to encourage such key personnel to remain in the service of the Company and the other Participating Companies, to attract new personnel with outstanding qualifications, and to afford additional incentives to all such personnel to increase their efforts in providing significant services to the Company and the other Participating Companies.

2.
DEFINITIONS.    As used in this Plan, the following definitions apply:

(a)
"Act" means the Securities Act of 1933, as amended.

(b)
"Award Agreement" means a written agreement evidencing a Grant.

(c)
"Board" means the Board of Directors of the Company.

(d)
"Capital Stock" means all classes or series of stock of the Company, including Common Stock and Preferred Stock.

(e)
"Cause" means, unless otherwise provided in an applicable Award Agreement, a termination of employment or service, based upon a finding by the Company, acting in good faith, after the occurrence of any of the following: (i) the Grantee is convicted of or charged with a criminal offense; (ii) the Grantee's intentional violation of law in connection with any transaction involving the purchase, sale, loan or other disposition of, or the rendering of investment advice with respect to, any security, futures or forward contract, insurance contract, debt instrument, financial instrument or currency; (iii) the Grantee's dishonesty, bad faith, gross negligence, willful misconduct, fraud or willful or reckless disregard of duties in connection with the performance of any services on behalf of the Participating Companies or the Grantee's engagement in conduct that is injurious to the Participating Companies, monetarily or otherwise; (iv) the Grantee's intentional failure to comply with any reasonable directive by a supervisor in connection with the performance of any services on behalf of the Participating Companies; (v) the Grantee's intentional breach of any material provision of an Award Agreement or any other agreement with the Participating Companies; (vi) the Grantee's material violation of any written policy adopted by the Participating Companies governing the conduct of persons performing services on behalf of the Participating Companies, or the Grantee's material breach of the policies and procedures or other rules set forth in applicable compliance manuals of the Participating Companies; (vii) the Grantee's taking of or omission to take any action that causes or substantially contributes to a material deterioration in the business or reputation of the Participating Companies, or that is otherwise materially disruptive of their business or affairs; provided that the term "Cause" shall not include for this purpose any mistake of judgment made in good faith with respect to any transaction respecting an investment made by the Participating Companies; (viii) the failure by the Grantee to devote a sufficient portion of time to performing services on behalf of a Participating Company without the prior written consent of such Participating Company (other than by reason of death or Disability); (ix) the obtaining by the Grantee of any material improper personal benefit as a result of a breach by the Grantee of any covenant or agreement (including a breach of any covenant, agreement, representation or warranty contained in any limited partnership agreement); or (x) the Grantee's suspension or other disciplinary action against the Grantee by an applicable regulatory authority; provided that if a failure, breach, violation or action or omission described in any of clauses (iv) to (vii) is capable of being cured, the Grantee has failed to do so after being given notice and a reasonable opportunity to cure.

  (f)
  "Cause Termination" means a Termination of Service for Cause, including resignation by an Eligible Person within 60 days before or after an event that would be grounds for a Termination of Service for Cause.

  (g)
  "Change in Control" means unless otherwise provided in an Award Agreement the happening of any of the following:

  (i)
  the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (A) the then outstanding shares of Common Stock (the "Outstanding Company Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, that for purposes of this clause (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or the Manager; (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or the Manager or any corporation or trust controlled by the Company or the Manager; and (C) any acquisition by any entity pursuant to a transaction that complies with subsections (A), (B) and (C) of clause (iii) of this Section 2(g); or

  (ii)
  individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

  (iii)
  consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, and (B) no Person (excluding any corporation or trust resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or the Manager, or such corporation or trust resulting from such Business Combination)

      beneficially owns, directly or indirectly, 35% or more of the then outstanding shares of the corporation or trust resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation or trust except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation or trust resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

    (iv)
    approval by the stockholders of the Company of a complete liquidation or dissolution of the Company and consummation of such transaction.

  Notwithstanding the foregoing, no event or condition shall constitute a Change in Control to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

  (h)
  "Code" means the Internal Revenue Code of 1986, as amended.

  (i)
  "Committee" means a committee or subcommittee of the Board as appointed by the Board in accordance with Section 4; provided that, to the extent required by law, the Committee shall at all times consist of two or more persons who each qualify as (i) a "non-employee director" under Rule 16b-3(b)(3)(i) promulgated under the Exchange Act, (ii) to the extent that relief from the limitation of Section 162(m) of the Code is sought, as an "outside director" under Section 1.162-27(e)(3)(i) of the Treasury Regulations, and (iii) an "independent director" as defined under Section 303A.02 of the New York Stock Exchange Listed Company Manual or other applicable stock exchange rules.

  (j)
  "Common Stock" means the Company's common stock, par value $0.01 per share, either currently existing or authorized hereafter.

  (k)
  "Company" means Ares Commercial Real Estate Corporation, a Maryland corporation.

  (l)
  "Disability" means, unless otherwise provided by the Committee in the Grantee's Award Agreement, the occurrence of an event that would entitle the Grantee to the payment of disability income under an approved long-term disability income plan or a long-term disability as determined by the Committee in its absolute discretion pursuant to any other standard as may be adopted by the Committee. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

  (m)
  "Effective Date" has the meaning set forth in Section 3.

  (n)
  "Eligible Persons" means outside directors, officers, advisors, consultants and key employees of the Participating Companies, the Manager, and others expected to provide bona fide services to one or more of the Participating Companies.

  (o)
  "Employee" means an individual who is employed (within the meaning of Section 3401(c) of the Code and the regulations thereunder) by the Participating Company.

  (p)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (q)
  "Exercise Price" means the price per Share at which an Option may be exercised.

  (r)
  "Fair Market Value" means the value of one Share, determined as follows:

  (i)
  If the Shares are then listed on a national stock exchange, the average of the high and low trading price per Share on the exchange on the date immediately prior to the date in question (or, if no such prices are available for such date, for the last preceding date on which there was a sale of Shares on such exchange).

  (ii)
  If the Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices on the date in question for the Shares in such over-the-counter market (or, if no such average is available for such date, for the last preceding date on which there was a sale of Shares in such market).

  (iii)
  If neither (i) nor (ii) applies, such value as the Committee may in good faith determine. Notwithstanding the foregoing, where the Shares are listed or traded, the Committee may make discretionary determinations in good faith where the Shares have not been traded for ten trading days.

  Notwithstanding the foregoing, with respect to any "stock right" within the meaning of Section 409A of the Code, Fair Market Value shall be determined in connection with such "stock right" in accordance with the final regulations promulgated under Section 409A of the Code.

  (s)
  "Grant" means an Incentive Stock Option, Non-qualified Stock Option, Restricted Stock, Restricted Stock Unit, or other equity-based award, or any combination thereof issued under the Plan.

  (t)
  "Grantee" means an Eligible Person who receives a Grant hereunder.

  (u)
  "Incentive Stock Option" means an Option of the type described in Section 422(b) of the Code granted to an Employee of (i) the Company or (ii) a "subsidiary corporation" or a "parent corporation" as defined in Section 424 of the Code.

  (v)
  "Initial Share Reserve" has the meaning set forth in Section 6.

  (w)
  "IPO" means the first underwritten public offering of Common Stock pursuant to a registration statement on Form S-11 under the Act.

  (x)
  "Manager" means Ares Commercial Real Estate Management LLC.

  (y)
  "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

  (z)
  "Option" means any option, whether an Incentive Stock Option or a Non-qualified Stock Option, to purchase Shares.

  (aa)
  "Optionee" means an Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

  (bb)
  "Participating Companies" means the Company, the Subsidiaries, the Manager and, with the consent of the Committee, any of their respective affiliates and any joint venture affiliate of the Company.

  (cc)
  "Performance Goals" has the meaning set forth in Section 12.

  (dd)
  "Plan" means the Company's 2012 Equity Incentive Plan, as set forth herein, and as the same may from time to time be amended.

  (ee)
  "Preferred Stock" means the Company's preferred stock, par value $0.01 per share, either currently existing or authorized hereafter.

  (ff)
  "Purchase Price" means the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

  (gg)
  "Restricted Stock" means Shares that are subject to a risk of forfeiture or to other restrictions.

  (hh)
  "Restricted Stock Unit" means the right to payment, in cash or Shares, of the Fair Market Value of a Share.

  (ii)
  "Shares" means shares of Common Stock of the Company, adjusted in accordance with Section 14 of the Plan (if applicable).

  (jj)
  "Subsidiary" means any corporation, partnership, limited liability company or other entity more than 50% of the economic interest in the equity of which is owned, directly or indirectly, by the Company or by another subsidiary.

  (kk)
  "Successors of the Optionee" means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

  (ll)
  "Termination of Service" means the time when the employee-employer relationship, directorship or other service relationship (sufficient to constitute service as an Eligible Person) between the Grantee and all relevant Participating Companies is terminated for any reason. The Committee, in its absolute discretion, shall determine the effects of all matters and questions relating to Termination of Service, including the question of whether any Termination of Service was for Cause and all questions of whether particular leaves of absence constitute Terminations of Service. For this purpose, the service relationship shall be treated as continuing intact while the Grantee is on military leave, sick leave or other bona fide leave of absence (to be determined in the discretion of the Committee) not in excess of six months.

3.
EFFECTIVE DATE.    The effective date of the Plan is                                    , 2012 (the "Effective Date"), the date upon which the Plan was adopted by the Board and approved by the requisite percentage of the holders of the Common Stock of the Company.

4.
ADMINISTRATION.

(a)
Appointment of Committee.    The Board shall appoint a Committee to administer the Plan. If no Committee is designated by the Board to act for those purposes or the Board otherwise so elects, the full Board shall have the rights and responsibilities of the Committee.

(b)
Committee Actions.    The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee.

(c)
Grant of Awards.    The Committee shall from time to time at its discretion select the Eligible Persons who are to receive Grants and determine the number and type of Grants to be awarded to an Eligible Person. In particular, the Committee shall (A) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Grants awarded hereunder (including the Performance Goals and periods applicable to the award of Grants); (B) determine the time or times when and the manner and condition in which each Option shall be exercisable; and (C) determine or impose other conditions on any Grant or on the exercise of Options as it may deem appropriate. Unless expressly prohibited hereunder, the Committee, with respect to any Grant, may exercise its discretion hereunder at the time of the award or thereafter. The Grantee shall take whatever additional actions and execute whatever additional documents the Committee may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Grantee pursuant to the provisions of the Plan and any Award Agreement.

  (d)
  Award Agreements.    Grants shall be evidenced by written Award Agreements in such form as the Committee shall from time to time determine (which Award Agreements need not be in the same form as any other Award Agreement and need not contain terms and conditions identical to those applicable to any other Grant).

  (e)
  Committee Authority.    Without limiting the foregoing, subject to the terms and conditions of the Plan and consistent with the Company's intention for the Committee to exercise the greatest permissible flexibility under Rule 16b-3 under the Exchange Act in awarding Grants, the Committee shall have the power:

  (i)
  to correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award Agreement, or any related agreement;

  (ii)
  to amend any outstanding Grant if such amendment does not materially impair the Grantee's rights under such Grant, to accelerate the vesting or extend the period of exercisability of any Grant (in compliance with Section 409A of the Code) or to waive conditions or restrictions on any Grant; provided that the Exercise Price of an Option may not be lowered (except pursuant to Section 14), directly or indirectly, without stockholder approval;

  (iii)
  to determine the circumstances, if any, upon which a Grant shall be subject to forfeiture in whole or in part as a result of a breach by the Grantee of a provision or covenant (whether in the Plan, the Award Agreement, or any other agreement between the Grantee and a Participating Company) to which the Grantee is subject, or otherwise; and

  (iv)
  generally to exercise such powers and to perform such acts as it shall deem necessary or expedient to promote the best interests of the Company with respect to the Plan.

  (f)
  Committee Decisions Binding.    The Committee may establish rules, regulations and procedures for the administration of the Plan and take any other actions and make any other determinations or decisions in connection with the Plan or the administration or interpretation thereof. The Committee shall have the right and responsibility to interpret the Plan, and the interpretation and construction by the Committee of any provision of the Plan or of any Grant, including in the event of a dispute, shall be final and binding on all Grantees and other persons. Without limiting the generality of Section 23, no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant.

5.
PARTICIPATION.

(a)
Eligibility.    Only Eligible Persons shall be eligible to receive Grants.

(b)
Limitation of Ownership.    No Grants shall be issued to any person who after such Grant would beneficially own more than 9.8% in value of the aggregate outstanding shares of Capital Stock of the Company or 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of shares of Capital Stock, unless the foregoing restriction is expressly and specifically waived by the Board. For purposes of this Section 5(b), a Grantee shall be considered as beneficially owning the stock owned, directly or indirectly, that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. In addition, no Eligible Person will be permitted to acquire, or will have any right to acquire, Shares, if such acquisition would be prohibited by any share ownership limitations contained in the charter or bylaws of the Company or would impair the Company's status as a real estate investment trust.

6.
STOCK.    Subject to adjustments pursuant to Section 14, no Grant may cause the total number of shares of Common Stock subject to all outstanding awards to exceed 7.5% of the issued and outstanding shares of Common Stock immediately after giving effect to the issuance of the shares sold in the IPO, including shares actually issued and sold pursuant to the underwriters' exercise of their overallotment option but excluding grants of Common Stock-based awards under the Plan or any other equity plan of the Company (the "Initial Share Reserve"). Subject to adjustments pursuant to Section 14, the maximum number of shares of Common Stock underlying Grants that may be awarded in any one year to any Grantee is 250,000; provided, that the foregoing limit only shall apply at such times as Section 162(m) of the Code applies. Without limiting the preceding sentence, the maximum number of shares of Common Stock with respect to which Options may be granted in any one year to any Grantee is 250,000; provided, that the foregoing limit only shall apply at such times as Section 162(m) of the Code applies. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted over the life of the Plan is a number equal to the Initial Share Reserve. Notwithstanding the first sentence of this Section 6, (a) Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options or Restricted Stock Units but are later forfeited or for any reason or otherwise are not payable under the Plan, (b) Shares underlying an Option that remains unexercised at the expiration, forfeiture or other termination of such Option, and (c) Shares underlying Restricted Stock Units that are settled in cash, may again be made subject to Grants. Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares, or Shares previously issued but forfeited under the Plan. The certificates for Shares issued hereunder may include any legend that the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.

7.
TERMS AND CONDITIONS OF OPTIONS.

(a)
Exercise Price.    Each Award Agreement evidencing an Option shall state the Exercise Price, which shall not be less than the Fair Market Value on the date of Grant.

(b)
Vesting; Term.    Each Award Agreement evidencing on Option shall state the time or times at which all or a part thereof becomes exercisable. The term of each Option shall be ten years (or such shorter term as set forth in the applicable Award Agreement), and in no event may an Option be exercised after its term.

(c)
Payment of Purchase Price.    Except as may otherwise be provided below, the Purchase Price for each Option granted to an Eligible Person shall be payable in full in United States dollars upon the exercise of the Option. In the event the Company determines that it is required to withhold taxes as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements in accordance with Section 20. Notwithstanding the foregoing, the Committee may permit the Purchase Price to be paid in one or a combination of the following:

(i)
by a certified or bank cashier's check;

(ii)
by the surrender of Shares owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price; provided, that the Grantee represents and warrants to the Company that the Grantee holds the Shares free and clear of liens and encumbrances;

(iii)
by reduction of the Shares issuable upon exercise of the Option;

(iv)
by broker-assisted cashless exercise using a broker reasonably acceptable to the Company, pursuant to which the Grantee delivers to the Company, on or prior to the exercise date, the Grantee's instruction directing and obligating the broker to (A) sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and (B) remit to the Company a sufficient portion of the sale proceeds to pay the Purchase Price, no later than the third trading day after the exercise date; or

    (v)
    by any combination of such methods of payment or any other method acceptable to the Committee.

  The Committee may impose such limitations and prohibitions on the exercise of Options as it deems appropriate, including any limitation or prohibition designed to avoid accounting consequences that may result from the use of Shares as payment upon exercise of an Option. Fractional Shares shall not be accepted as payment of the Purchase Price.

  (d)
  Transferability.

  (i)
  No Option shall be assignable or transferable, except by will or the laws of descent and distribution of the state wherein the Grantee is domiciled at the time of his or her death; provided that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (A) does not result in accelerated taxation to the Optionee, (B) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code and (C) is otherwise appropriate and desirable.

  (ii)
  No Option shall be exercisable except by the Grantee or a transferee permitted hereunder.

  (e)
  Termination of Service, Other Than by Death, Disability or for Cause.    Unless otherwise provided in the applicable Award Agreement, upon Termination of Service for any reason other than his or her death or Disability, or a Cause Termination, all Options shall cease vesting, and an Optionee shall have the right, subject to the restrictions of Section 4(c), to exercise the vested portion of the Option at any time within 90 days after Termination of Service. Any unvested portion of the Option shall be cancelled upon Termination of Service.

  (f)
  Death of Optionee.    Unless otherwise provided in the applicable Award Agreement, upon Termination of Service on account of death, or if the Optionee dies within 90 days after a Termination of Service other than a Cause Termination, all Options shall cease vesting, and the Successors of the Optionee shall have the right, subject to the restrictions of Section 4(c), to exercise the vested portion of the Option at any time within 12 months after the Optionee's death (or 12 months after the Optionee's Termination of Service, if sooner). Any unvested portion of the Option shall be cancelled upon Termination of Service.

  (g)
  Disability of Optionee.    Unless otherwise provided in the Award Agreement, upon Termination of Service on account of his or her Disability, all Options shall cease vesting, and an Optionee shall have the right, subject to the restrictions of Section 4(b), to exercise the vested portion of the Option at any time within 12 months after Termination of Service. Any unvested portion of the Option shall be cancelled upon Termination of Service.

  (h)
  Cause Termination.    Unless otherwise provided in the applicable Award Agreement, upon a Cause Termination all Options, whether vested or unvested, automatically shall be cancelled.

  (i)
  Rights as a Stockholder.    An Optionee or a Successor of the Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her Grant until the Option is exercised, the full Purchase Price thereof is paid, and all related withholding taxes are satisfied. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date the conditions in the foregoing sentence are satisfied.

  (j)
  Modification and Extension of Option.    Notwithstanding Sections 7(e) through (h), the Committee may extend the exercise period of an Option (but not beyond its maximum term), taking into consideration Rule 16b-3 under the Exchange Act and Section 409A of the Code. The Committee also may modify an Option, as required by applicable law or regulation, to meet the requirements of any accounting standard, to correct an administrative error or otherwise; provided that no such modification may, without such Optionee's consent, materially impair the rights of an Optionee under any Option previously granted.

  (k)
  Other Provisions.    The Award Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable.

8.
SPECIAL RULES FOR INCENTIVE STOCK OPTIONS.

(a)
Each Incentive Stock Option shall be designated as such in the applicable Award Agreement.

(b)
The aggregate Fair Market Value (determined as of the date of grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any Optionee for the first time during any calendar year (under the Plan and all other plans) required to be taken into account under Section 422(d) of the Code shall not exceed $100,000.

(c)
In the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), the Exercise Price with respect to an Incentive Stock Option shall not be less than 110% of the Fair Market Value of a Share on the day the Option is granted and the term of an Incentive Stock Option shall be no more than five years from the date of grant.

(d)
If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company (or otherwise provide for as permitted by the Committee) an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

9.
PROVISIONS APPLICABLE TO RESTRICTED STOCK.

(a)
Vesting.    The Committee shall establish vesting criteria, whether based on continuous service for a period of time or on the level of achievement of performance conditions or both, with respect to the Shares of Restricted Stock granted, which shall be set forth in the applicable Award Agreement.

(b)
Purchase Price.    The Committee may, as reflected by the terms of the applicable Award Agreement, provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company).

(c)
Certificates.

(i)
Each Grantee of Restricted Stock may be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan. In addition to any legend that might otherwise be required by the Board or the Company's charter, bylaws or other applicable documents, certificates for Shares of Restricted Stock issued hereunder may include any legend that the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the applicable Award Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Grant, substantially in the following form:

        THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE ARES COMMERCIAL REAL ESTATE CORPORATION 2012 EQUITY INCENTIVE PLAN, AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND ARES COMMERCIAL REAL ESTATE CORPORATION. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF ARES COMMERCIAL REAL ESTATE CORPORATION.

    (ii)
    The Committee may require that any stock certificates evidencing such Shares be held in custody by the Company until the restrictions hereunder shall have lapsed and that, as a condition of any grant of Restricted Stock, the Grantee shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Grant. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his or her designee, subject to Section 9(d).

    (iii)
    For purposes of clarity, nothing contained in the Plan shall preclude the use of any non-certficated method of evidencing ownership that the Committee determines to be appropriate, including book entry.

  (d)
  Restrictions and Conditions.    Unless otherwise provided by the Committee in an Award Agreement, Restricted Stock awarded pursuant to the Plan shall also be subject to the following restrictions and conditions:

  (i)
  During a period commencing with the date of issuance of such Shares and ending on the date the period of forfeiture with respect to such Shares lapses pursuant to the Plan or the applicable Award Agreement, the Grantee shall not be permitted to sell, transfer, pledge, anticipate, alienate, encumber or assign Restricted Stock (or have such Shares attached or garnished). The period of forfeiture with respect to Restricted Stock shall lapse as provided in the applicable Award Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Restricted Stock shall only lapse as to whole Shares.

  (ii)
  Unless otherwise provided in the applicable Award Agreement, the Grantee shall have, in respect of the Restricted Stock, all of the rights of a stockholder of the Company, including the rights to vote the Shares and receive dividends.

  (iii)
  Unless otherwise provided in the applicable Award Agreement, if the Grantee has a Termination of Service for any reason, then all Restricted Stock still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee.

  (iv)
  The Committee may impose such other restrictions and conditions on the grant or vesting of Restricted Stock as it deems appropriate, not inconsistent with the terms of the Plan.

10.
PROVISIONS APPLICABLE TO RESTRICTED STOCK UNITS.

(a)
Term.    The Committee may provide in an Award Agreement that any particular Restricted Stock Unit shall expire at the end of a specified term.

(b)
Vesting; Other Restrictions.

(i)
Subject to the provisions of the applicable Award Agreement and Section 10(b)(ii), Restricted Stock Units shall vest as provided in the applicable Award Agreement. The Committee may impose such other conditions or restrictions on Restricted Stock Units as it deems appropriate, not inconsistent with the Plan.

    (ii)
    Unless otherwise provided by the applicable Award Agreement, in the event that a Grantee has a Termination of Service, any and all of the Grantee's Restricted Stock Units that have not vested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding.

  (c)
  Settlement of Restricted Stock Units.

  (i)
  Upon vesting or at a pre-specified time thereafter, each vested Restricted Stock Unit shall be settled by the transfer to the Grantee of one Share; provided that the Committee at the time of grant (or thereafter) may provide that a Restricted Stock Unit may be settled (A) in cash at the applicable Fair Market Value of one Share at the time of vesting of such Restricted Stock Unit, (B) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee (if any) or (C) in cash or by transfer of Shares as elected by the Company.

  (d)
  Other Restricted Stock Unit Provisions.

  (i)
  Except as permitted by the Committee, rights to payments with respect to Restricted Stock Units granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

  (ii)
  A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable on account of vested Restricted Stock Units after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee's death, payments hereunder shall be made to the Grantee's estate.

  (iii)
  The Committee may (taking into account, without limitation, Section 409A of the Code) establish a program under which distributions with respect to Restricted Stock Units may be deferred.

  (iv)
  Notwithstanding any other provision of this Section 10, any fractional Restricted Stock Units will be settled in cash.

  (v)
  No Restricted Stock Unit shall give any Grantee any rights with respect to Shares or any ownership interest in the Company; provided, that the Committee may confer the right to dividends or dividend equivalents to the Grantee of a Restricted Stock Unit either in the form of additional Restricted Stock Units equal in value to such dividends, or in cash or in kind. No provision of the Plan shall be interpreted to confer upon any Grantee of a Restricted Stock Unit any voting rights with respect to any Restricted Stock Unit.

  (vi)
  The holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

11.
OTHER EQUITY-BASED AWARDS.    The Board shall have the right to grant other awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock, the grant of standalone dividend equivalents, and the grant of phantom Shares.

12.
PERFORMANCE GOALS.    The Committee shall, in the case of Grants (other than Options) intended to qualify for exception from the limitation imposed by Section 162(m) of the Code (a) establish one or more performance goals ("Performance Goals") as a precondition to the issuance or vesting of such Grants, and (b) provide, in connection with the establishment of the Performance Goals, for predetermined Grants (or the vesting thereof) to those Grantees (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied. The Performance Goals shall be based upon the criteria set forth in Exhibit A hereto, which is hereby incorporated by reference. The Performance Goals shall be established in a timely fashion such that they are considered preestablished for purposes of the rules governing performance-based compensation under Section 162(m) of the Code. Prior to the award or vesting of Restricted Stock or other Grants intended to qualify for exception from the limitation imposed by Section 162(m) of the Code, the Committee shall have certified that any applicable Performance Goals, and other material terms of the Grant, have been satisfied. In the case of Grants intended to qualify for exception from the limitation imposed by Section 162(m) of the Code, the Committee shall not have the discretion to increase the amounts payable with respect to such Grants upon the attainment of the applicable Performance Goals. Performance Goals which do not satisfy the foregoing provisions of this Section 12 may be established by the Committee with respect to Grants not intended to qualify for exception from the limitation imposed by Section 162(m) of the Code.

13.
TERM OF PLAN.    The Plan shall terminate on, and no Grant shall be awarded on or after, the ten-year anniversary of the Effective Date, unless earlier terminated in accordance with Section 18.

14.
RECAPITALIZATION AND CHANGES OF CONTROL.

(a)
Subject to any required action by stockholders and to the specific provisions of Section 14(b) and Section 15, if (A) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (B) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than cash dividends, shall occur or (C) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Grants, then:

(i)
the maximum aggregate number of Shares that may be made subject to Grants, and each of the other limits described in Section 6, shall be appropriately adjusted by the Committee;

(ii)
the Committee shall take any such action as shall be necessary to maintain each Grantee's economic interests in his or her Grants, including by making adjustments in (A) the number of Options, Shares of Restricted Stock and Restricted Stock Units (and other Grants under Section 11) granted, (B) the kind of securities or other property underlying such Grants, (C) the Exercise Price and (D) the performance-based criteria established in connection with Grants (to the extent consistent with Section 162(m) of the Code, as applicable); provided, that in the discretion of the Committee, the foregoing clause (D) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 14(a) had the event related to the Company; and

(iii)
Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in adjustment of Restricted Stock pursuant to Section 14(a) shall be subject to the applicable restrictions and requirements imposed by Section 9, including the requirements to deposit the certificates therefor with the Company together with a stock power and to legend such certificates.

  (b)
  Notwithstanding Section 14(a), and subject to any required action by stockholders and to the specific provisions of Section 15, upon the occurrence of a Change in Control, the Committee as constituted immediately before the Change in Control may make such adjustments or take such other actions with respect to Grants as it determines are appropriate in light of the Change in Control (including the substitution of equity securities other than stock of the Company as the stock underlying Grants, acceleration of the exercisability or vesting of Grants, or cancellation of Options in return for payment equal to the Fair Market Value of Shares subject to such Options as of the date of the Change in Control less the Exercise Price applicable thereto (which payment amount may be zero)), if any, provided that the Committee determines that such adjustments or other actions do not have a substantial adverse economic impact on the Grantee as determined at the time of the adjustments. The Committee also may reduce payments to a Grantee, or provide that a Grantee's Grants that otherwise would vest will not so vest, in each case in connection with a Change in Control, where such Grantee would be a "disqualified individual" within the meaning of Section 280G of the Code and would be subject to the 20% excise tax imposed by such section.

15.
EFFECT OF CERTAIN TRANSACTIONS.    Upon the occurrence of (a) the dissolution or liquidation of the Company, (b) a merger, consolidation, reorganization or other business combination in which the Company is acquired by another entity or in which the Company is not the surviving entity, or (c) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, the Plan and the Grants issued hereunder shall terminate, unless provision is made in connection with such transaction for the assumption of such Grants, or the substitution for such Grants of new Grants, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 14. In the event of such termination, (i) all outstanding Options and other Grants subject to exercise shall be exercisable to the extent then vested (taking into account any accelerated vesting provided by the Committee) for at least ten days prior to the date of such termination and (ii) all other Grants shall be settled, to the extent then-vested.

16.
SECURITIES LAW REQUIREMENTS.

(a)
Legality of Issuance.    The award of any Grant and the issuance of any Shares pursuant to Grants shall be contingent upon the following:

(i)
complying with all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee;

(ii)
the listing, registration, qualification, consent or approval of Shares or of the offer or sale of Shares underlying Grants has been effected or obtained free of any conditions in a manner acceptable to the Committee, to the extent that the Committee at any time determines that such listing, registration or qualification is required by any securities exchange or under any state or federal law, or such consent or approval of any governmental regulatory body is necessary or desirable.

(b)
Restrictions on Transfer.    Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on any stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the offering and sale of Shares under the Plan is not registered under the Act but an exemption is available that requires an investment representation or other representation, each Grantee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 16 shall be conclusive and binding on all persons. Any stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear a restrictive legend, substantially in the following form, and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

      "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

  (c)
  Registration or Qualification of Securities.    The Company may, but shall not be obligated to, register or qualify the issuance of Grants or the sale of Shares under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Grants or the sale of Shares under the Plan to comply with any law.

  (d)
  Exchange of Certificates.    If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan no longer is required, the holder of such certificate shall, with the permission of the Committee, be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

17.
COMPLIANCE WITH SECTION 409A OF THE CODE.

(a)
Any Award Agreement that is subject to Section 409A of the Code shall include such additional terms and conditions as may be required to satisfy the requirements of Section 409A of the Code.

(b)
With respect to any Grant that is subject to Section 409A of the Code, and with respect to which a payment or distribution is to be made upon a Termination of Service, if the Grantee is determined by the Company to be a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Code and the Company's stock is publicly traded on an established securities market or otherwise, such payment or distribution, to the extent it would constitute a payment of nonqualified deferred compensation within the meaning of Section 409A of the Code that is ineligible for an exemption from treatment as such, may not be made before the date that is six months after the date of Termination of Service (to the extent required under Section 409A of the Code).

(c)
It is the intention of the Board and the Committee that the Plan be operated and administered in compliance with Section 409A of the Code or any exemption thereto. Notwithstanding the foregoing, nothing contained herein shall be deemed to provide assurances or an indemnity to any Grantee regarding his or her personal tax treatment.

18.
AMENDMENT AND TERMINATION OF THE PLAN.    The Board may from time to time, with respect to any Shares at the time not subject to Grants, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, taking into account applicable laws, regulations, exchange and accounting rules. The Board may otherwise amend the Plan or terminate the Plan before the ten-year anniversary of the Effective Date, except that no such amendment or termination may materially impair the rights of a Grantee under an award previously granted without the Grantee's consent, unless effected to comply with applicable law or regulation or to meet the requirements of any accounting standard or to correct an administrative error.

19.
APPLICATION OF FUNDS.    The proceeds received by the Company from the sale of Shares pursuant to the exercise of an Option, the sale of Restricted Stock or in connection with other Grants under the Plan will be used for general corporate purposes.

20.
TAX WITHHOLDING.    Each Grantee shall, no later than the date as of which any amount attributable to any Grant first becomes includable in the gross income of the Grantee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state, local or other taxes of any kind that are required by law to be withheld with respect to such amount. To the extent permitted by the Committee from time to time, a Grantee may elect to have such tax withholding satisfied, in whole or in part, by (a) authorizing the Company to withhold a number of Shares to be issued pursuant to a Grant with a Fair Market Value as of the date of such withholding equal to the amount of the required withholding tax, (b) transferring to the Company Shares owned by the Grantee with a Fair Market Value equal to the amount of the required withholding tax, or (c) in the case of a Grantee who is an Employee of the Company at the time such withholding is effected, by withholding from the Grantee's cash compensation. Notwithstanding anything contained in the Plan to the contrary, the Grantee's satisfaction of any tax withholding requirements imposed by the Committee shall be a condition precedent to the Company's obligation to issue Shares to the Grantee, and the failure of the Grantee to satisfy such requirements with respect to a Grant shall cause such Grant to be forfeited.

21.
NOTICES.    All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Committee; and if to the Grantee, shall be delivered personally or mailed to the Grantee at the address appearing in the records of the Participating Company.

22.
RIGHTS TO EMPLOYMENT OR OTHER SERVICE.    Nothing in the Plan or in any Grant shall confer on any person any right to continue in the employ or other service of the Participating Company or interfere in any way with the right of the Participating Company and its stockholders to terminate such person's employment or other service at any time.

23.
EXCULPATION AND INDEMNIFICATION.    To the maximum extent not prohibited by law, the Company shall indemnify and hold harmless the members of the Board and the members of the Committee, in each case as constituted from time to time, from and against any and all liabilities, costs and expenses (including attorneys' fees) incurred by such persons as a result of any act or omission in connection with the performance of such person's duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the bad faith or fraud of such persons.

24.
CAPTIONS; CONSTRUCTION.    The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (a) "or" means "and/or" and (b) "including" or "include" means "including, without limitation."

25.
GOVERNING LAW.    THE PLAN SHALL BE GOVERNED BY THE LAWS OF MARYLAND, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

26.
REGIONAL VARIATION.    The Committee reserves the right to authorize the establishment of, and to make Grants pursuant to, annexes, sub-plans or other supplementary documentation as the Committee deems appropriate in light of local law, rules and customs.

 EXHIBIT A

PERFORMANCE CRITERIA

        Grants intended to qualify as "performance based" compensation under Section 162(m) of the Code may be payable upon the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Criteria, in each case on a specified date or over any period, up to ten years, as determined by the Committee.

        "Performance Criteria" means the following business criteria (or any combination thereof) with respect to the Company or any division or operating unit thereof:

  1.
  pre tax income,

  2.
  after tax income,

  3.
  net income (on an aggregate, diluted or per share basis, or economic net income),

  4.
  operating income or expenses,

  5.
  earnings before or after any one or more of the following items: interest, taxes, depreciation or amortization, as reflected in the Company's financial reports for the applicable period, or other measure of operating earnings,

  6.
  cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital,

  7.
  earnings per share (basic or diluted),

  8.
  return on equity,

  9.
  returns on sales or revenues,

  10.
  return on invested capital or assets (gross or net),

  11.
  cash, funds or earnings available for distribution,

  12.
  appreciation in the fair market value of the Common Stock or stock price appreciation,

  13.
  total stockholder return (including dividends paid),

  14.
  implementation or completion of critical projects or processes,

  15.
  related return ratios,

  16.
  the Company's published ranking against its peer group of real estate investment trusts,

  17.
  market share,

  18.
  revenues under management,

  19.
  number of securities sold,

  20.
  economic value created,

  21.
  operating margin or profit margin,

  22.
  cost targets, reductions and savings, productivity and efficiencies,

  23.
  objectively determinable strategic business criteria, including objectively determinable specified market penetration, geographic business expansion, expansion of scale, investor satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology goals, and objectively determinable goals relating to acquisitions, divestitures, joint ventures, financings, capital market transactions and similar transactions, and budget comparisons,

  24.
  objectively determinable personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions, and

  25.
  any combination of, or a specified increase or improvement in, any of the foregoing.

        Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee.

        The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur).

        To the extent permitted by Section 162(m) of the Code, unless the Committee provides otherwise at the time of establishing the performance goals, the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or affiliate or the financial statements of the Company or any Subsidiary or affiliate and may provide for objectively determinable adjustments, as determined in accordance with GAAP, to any of the Performance Criteria described above for one or more of the items of gain, loss, profit or expense: (a) determined to be extraordinary or unusual in nature or infrequent in occurrence, (b) related to the disposal of a segment of a business, (c) related to a change in accounting principle under GAAP or a change in applicable laws or regulations, (d) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (e) attributable to the business operations of any entity acquired by the Company during the performance period.

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  Exhibit 10.3
ARES COMMERCIAL REAL ESTATE CORPORATION 2012 EQUITY INCENTIVE PLAN
EXHIBIT A PERFORMANCE CRITERIA